GREAT PLAINS EQUITY FUND

GREAT PLAINS INTERNATIONAL EQUITY FUND

GREAT PLAINS PREMIER FUND

GREAT PLAINS INTERMEDIATE BOND FUND

GREAT PLAINS TAX-FREE BOND FUND

(Portfolios of Great Plains Funds)

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SUPPLEMENT TO PROSPECTUS DATED DECEMBER 28, 1999

I. The Board of Trustees (the "Board") of Great Plains Funds has approved the following:

      (1) A merger of Great Plains International Equity Fund into Great Plains Equity Fund.
      (2) A merger of each of the Great Plains Equity Fund, Great Plains Premier Fund, Great Plains Intermediate Bond Fund and Great Plains Tax-Free Bond Fund (the "Remaining Funds") into similar funds of Wells Fargo Funds Trust.

      (3) An interim Advisory contract between Great Plains Funds and the Investment Adviser.

      In addition, the Board called a meeting of shareholders of the Remaining Funds and recommended that at the meeting shareholders approve items (2) and (3) above. Proxy material for that meeting is expected to be mailed to shareholders in mid-July with a shareholder meeting in late August and completion of the merger of the Remaining Funds in September, 2000, if approved by the shareholders. If your shares are registered in the name of a Trustee and held in a managed account, the proxy material will be directed to the Trustee.

      Prior to each Fund's merger, a distribution of all undistributed net investment income and all net realized capital gains will be declared and paid to shareholders of record.

II. On page 9 of the Prospectus, please delete the table under the heading entitled, "What Are The Funds' Fees and Expenses" and replace it with the following:

      "What are the Fund's Fees and Expenses?
      GREAT PLAINS EQUITY FUND

      FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

      SHAREHOLDER FEES

      FEES PAID DIRECTLY FROM YOUR INVESTMENT

      Maximum Sales Charge (Load) Imposed on Purchases
          (as a percentage of offering price)........................      5.00%
      Maximum Deferred Sales Charge (Load)
          (as a percentage of original purchase price or redemption
               proceeds, as applicable) ............                       None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends
          (and other Distributions)
             (as a percentage of offering price)....................       None
      Redemption Fee (as a percentage of amount redeemed,
          if applicable)                                                   None
      Exchange Fee.............................................            None

     ANNUAL FUND OPERATING EXPENSES (Before Waivers)1 EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS (AS A PERCENTAGE OF AVERAGE NET ASSETS)

      Management Fee 2.........................................   0.75%
      Distribution (12b-1) Fee 3...............................   0.25%
      Shareholder Services Fee 4...............................   0.25%
      Other Expenses...........................................   0.26%
      Total Annual Fund Operating Expenses.....................   1.51%

      1 Although not contractually obligated to do so, the adviser, the distributor and the shareholder services provider expect to waive certain amounts during the fiscal year ending August 31, 2000. These are shown below along with the net expenses the Fund expects to ACTUALLY PAY for the fiscal year ending August 31, 2000.

      Total Waiver of Fund Expenses............................   0.74%
      Total Actual Annual Fund Operating Expenses (after waivers).....0.77%

      2 The adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.51% for the fiscal year ending August 31, 2000.

      3 The Fund does not expect to pay or accrue the distribution (12b-1) fee during the fiscal year ending August 31, 2000. If the Fund was accruing or paying the distribution (12b-1) fee, it would be able to pay up to 0.25% of the Fund's average daily net assets.

      4 The Fund does not expect to pay or accrue the shareholder services fee during the fiscal year ending August 31, 2000. If the Fund was accruing or paying the shareholder services fee, it would be able to pay up to 0.25% of the Fund's average daily net assets.

      EXAMPLE

      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are BEFORE WAIVERS as estimated in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR               3 YEARS                   5 YEARS                10 YEARS
 $646                  $953                    $1,283                 $2,211

     III. On page 24 of the Prospectus, under the heading entitled, "Who Manages The Funds?" please add the following Portfolio Manager biography above the next to last paragraph of the current page.

      "The International Equity Fund is co-managed by Vicki Hohenstein. Ms.Hohenstein is a Vice President of the Adviser and graduated with a B.S. in Business Administration (Accounting emphasis) from the University of Nebraska-Lincoln with distinction in 1978. She earned her MBA from the University of Nebraska-Omaha in 1983 with a concentration in Finance. Prior to joining First Commerce Investors, Vicki was a portfolio manager and Chair of the Equity Committee at First National Bank of Omaha. Prior to that she held a position as portfolio manager/analyst at Westchester Capital Management and was Director of Equity Research and portfolio manager at Kirkpatrick, Pettis, Smith, Polian Inc. Vicki is a Chartered Financial Analyst and is a member and past President and Board Member of the Omaha-Lincoln Society of Financial Analysts."

                                                                     May 9, 2000


[Graphic]
Federated Investors
Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 391163102
Cusip 391163201
Cusip 391163300
Cusip 391163409
Cusip 391163508
25454 (5/00)